UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report: May 10, 2005
                      (Date of earliest event reported)

                               FNB CORPORATION
            (Exact name of registrant as specified in its charter)


   Virginia
(State or other
jurisdiction of           000-24141                54-1791618
incorporation or         (Commission            (I.R.S. Employer
organization)            File Number)           Identification No.)


                             105 Arbor Drive
                      Christiansburg, Virginia 24073
       (Address of principal executive offices, including zip code)

                             540-382-4951
          (Registrant's telephone number, including area code)

                                 n/a
    (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 8.01.     Other Events.

     On May 11, 2005, FNB Corporation issued a press release regarding its 2005 Annual Meeting of Shareholders held on May 10, 2005. The release included information regarding the board officers and affiliate bank directors elected in meetings held immediately afterward. A copy of the press release is attached as Exhibit 99.1.

     The information in this Form 8-K, and the exhibit hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

        Exhibit

        99.1        FNB Corporation press release dated May 11, 2005.
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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         FNB CORPORATION
                                           (Registrant)

                                         /s/ William P. Heath, Jr.
                                         William P. Heath, Jr.
                                         President and Chief Executive
                                         Officer


Date: May 11, 2005
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                                 EXHIBIT INDEX


Exhibit

 99.1        FNB Corporation press release dated May 11, 2005.
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